UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 7, 2020
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HEALTH CATALYST, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-38993	45-3337483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3165 Millrock Drive #400
Salt Lake City, UT 84121
(Address of principal executive offices, including zip code)

(801) 708-6800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	HCAT	The Nasdaq Global Select Market
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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 7, 2020, the board of directors (the “Board”) of Health Catalyst, Inc. (the “Company”), upon the recommendation of the Nominating and Corporate Governance Committee, appointed Mark Templeton to the Board and the Nominating and Corporate Governance Committee, effective June 15, 2020. Mr. Templeton was appointed to fill an upcoming vacancy of the Board resulting from Promod Haque's current term expiring at the Company's 2020 annual meeting of its stockholders on June 12, 2020. Mr. Templeton will serve as a Class III director until the 2022 annual meeting of stockholders and until his respective successors are duly elected and qualified, or until his earlier resignation, death, or removal.

Mr. Templeton will receive cash and equity compensation pursuant to the Company's non-employee director compensation policy. He will receive a pro-rated $38,750 annual cash retainer paid in monthly installments and an initial award of restricted stock units having a value of $225,000 (the “Initial Award”), which will vest in three equal, annual installments over three years, subject to the terms of the non-employee director compensation policy. Mr. Templeton will also enter into the Company's standard form indemnification agreement.

Since the beginning of the Company’s last fiscal year through the present, there have been no transactions with the Company, and there are currently no proposed transactions with the Company, in which the amount involved exceeds $120,000 and in which Mr. Templeton had or will have a direct or indirect material interest within the meaning of Item 404(a) of Regulation S-K. No arrangement or understanding exists between Mr. Templeton and any other person pursuant to which he was selected as a director of the Company.

Item 8.01. Other Events.

On May 12, 2020, the Company issued a press release regarding the appointment of Mr. Templeton as a member of the Board. A copy of the press release announcing the appointment of Mr. Templeton is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release issued by Health Catalyst, Inc. on May 12, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTH CATALYST, INC.

Date: May 12, 2020	By:	/s/ J. Patrick Nelli
J. Patrick Nelli

Chief Financial Officer